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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 29, 2003
                       (DATE OF EARLIEST EVENT REPORTED)

                       REMINGTON OIL AND GAS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                   1-11516                                       75-2369148
            (Commission File No.)                   (IRS Employer Identification Number)
       8201 PRESTON ROAD -- SUITE 600
                Dallas, Texas                                    75225-6211
  (Address of principal executive offices)                       (Zip Code)

                                 (214) 210-2650
               Registrant's Telephone Number Including Area Code

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               Exhibit
                 No.            Description
               -------          -----------
                99.1            -- Press Release of Remington Oil and Gas
                                   Corporation dated October 29, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 29, 2003, Remington Oil and Gas Corporation issued the Press Release appended to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Remington Oil and Gas Corporation

                                        By: /s/ JAMES A. WATT
                                           ------------------------------------
                                           James A. Watt
                                           President and Chief Executive Officer

Date: October 31, 2003
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                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
        99.1             -- Press Release of Remington Oil and Gas Corporation dated
                            October 29, 2003.